                                                                     Exhibit 4.1


         Number                                                  Shares
IT
                                                                 See reverse for
                                                             certain definitions

                                 I-TRAX.COM INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                               COMMON STOCK CUSIP                    45069D 10 4

THIS CERTIFIED THAT:

is owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                           OF $.001 PAR VALUE EACH OF
                                 I-TRAX.COM INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                       [SEAL]                COUNTERSIGNED:

                                                               STOCK TRANS, INC.
                                                           7 EAST LANCASTER AVE.
                                                               ARDMORE, PA 19003
                                                                  TRANSFER AGENT

                                                   BY:

                                                            AUTHORIZED SIGNATURE


                  SECRETARY                                            PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT -.........Custodian.........
TEN ENT - as tenants by the entireties                                           (Cust)           (Minor)
JT TEN - as joint tenants with rights of                                   under Uniforms Gifts to Minors
         survivorship and not as tenants
         in common

     Additional abbreviations may also be used though not in the above list.

      For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

   _________________________________

   _________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________


                                        ________________________________________

                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE

MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
________________________________________________________________________________
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.